UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2014

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number:                                           001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                   (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On February 21st and 24th, 2014, TreeHouse Foods, Inc. (“TreeHouse” or the “Company”) and the respective parties entered into second amendments to (i) the January 27, 2005 Employment Agreements between the Company and the following senior officers: Sam K. Reed, Thomas E. O’Neill, and Harry J. Walsh and (ii) the November 7, 2008 Employment Agreement with Dennis F. Riordan (the “Second Amendments”).  The Second Amendments relating to the January 27, 2005 Employment Agreements eliminate the change in control excise tax gross-up and instead provide for a “best net” cutback which would cause an automatic reduction in change in control severance payments and benefits in the event such reduction would result in the executive receiving greater payments and benefits on an after-tax basis. Following the Second Amendments to the January 27, 2005 Employment Agreements and the amendment to the Executive Severance Plan described below, there are no agreements or plans for TreeHouse employees that provide for change in control excise tax gross up payments.  The Second Amendment to the November 7, 2008 agreement (which did not contain a gross up provision) also adds a “best net” cutback.

The foregoing summary of the Second Amendments is qualified in its entirety by reference to the full text of the Second Amendments, which are attached as Exhibits 10.35, 10.36, 10.37 and 10.38 hereto and incorporated by reference herein.

Employment Agreement

On February 24, 2014, Christopher D. Sliva entered into an employment agreement with the Company to continue to serve as an Executive Vice President.   The employment agreement provides for a three year term ending on the third anniversary of the commencement date, but also includes automatic one-year extensions absent written notice from either party of its intention not to extend the agreement.

Under the agreement, Mr. Sliva is entitled to a base salary, an annual incentive award equal to not less than 70% of his base salary, payable, if at all, upon his and/or the Company’s achievement of the performance objectives established by the Company’s Board of Directors, participation in standard Company benefit programs for senior officers, and indemnification against any loss or liability suffered in connection with performance of his duties.

If the employment agreement is terminated either without cause by the Company or with good reason by Mr. Sliva, Mr. Sliva will be entitled to a severance payment equal to two times his then current annual base salary payable in a lump sum within ten days of the seventh-month anniversary of his termination plus two times any annual incentive compensation he would have been entitled to receive for the calendar year had he remained employed by the Company payable in a lump sum at the time all other executives are paid their incentive compensation related to the calendar year in question (the “Basic Payment”). If the employment agreement is terminated under the same circumstances as the immediately preceding sentence and within 24 months of a change of control of the Company, Mr. Sliva will be entitled, in lieu of the Basic Payment, to a severance payment equal to three times the sum of (1) his then current annual base salary, plus (2) his Target Incentive Compensation for such year of termination (assuming all targets have been met, regardless of actual performance applicable to such targets) with such amount being payable in a lump sum within ten days of the seventh month anniversary of his termination. A “best net” cutback provision triggers an automatic reduction in change-in-control severance payments and benefits in the event such reduction would result in the executive receiving greater payments and benefits on an after-tax basis.

Additionally, Mr. Sliva is subject to a covenant of confidentiality, a one-year covenant not to compete, and a one-year covenant not to solicit employees.

The foregoing summary of Mr. Sliva’s agreement is qualified in its entirety by reference to the full text of his employment agreement, which is attached as Exhibit 10.39 hereto and incorporated herein by reference.

Executive Severance Plan Amendments

In connection with the amendments described above, and consistent with current trends for publicly traded companies, the Company has amended its Executive Severance Plan, which is applicable for executives other than the Company’s named executive officers, to remove the gross-up provisions and replace them with a “best net” cutback provision.

The foregoing summary of the amended Executive Severance Plan is qualified in its entirety by reference to the full text of the plan, which is attached as Exhibit 10.40 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description
10.35	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Sam K. Reed, dated February 24, 2014
10.36	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Thomas E. O’Neill, dated February 24, 2014
10.37	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Harry J. Walsh, dated February 24, 2014
10.38	Second Amendment to Employment Agreement, dated November 8, 2007, between TreeHouse Foods, Inc. and Dennis F. Riordan, dated February 21, 2014
10.39	Employment Agreement between TreeHouse Foods, Inc. and Christopher D. Sliva, dated February 24, 2014
10.40	TreeHouse Foods, Inc. Executive Severance Plan, amended and restated as of February 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: February 24, 2014	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.35	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Sam K. Reed, dated February 24, 2014
10.36	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Thomas E. O’Neill, dated February 24, 2014
10.37	Second Amendment to Employment Agreement, dated January 27, 2005, between TreeHouse Foods, Inc. and Harry J. Walsh, dated February 24, 2014
10.38	Second Amendment to Employment Agreement, dated November 8, 2007, between TreeHouse Foods, Inc. and Dennis F. Riordan, dated February 21, 2014
10.39	Employment Agreement between TreeHouse Foods, Inc. and Christopher D. Sliva, dated February 24, 2014
10.40	TreeHouse Foods, Inc. Executive Severance Plan, amended and restated as of February 21, 2014